SUPPLEMENT DATED JULY 17, 2007 TO PROSPECTUSES DATED MAY 1, 2007

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

Variable Annuity Account I

PENN MUTUAL VARIABLE ANNUITY ACCOUNT II

Variable Annuity Account II

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Diversifier II, Enhanced Credit, Pennant Select, Penn Freedom, Retirement Planner VA, Optimizer, Commander, Olympia XT, Olympia XT Advisor and Penn Freedom Advisor

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Cornerstone VUL I, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max I, Variable Estate Max II, Variable Estate Max III and Momentum Builder

PIA VARIABLE ANNUITY ACCOUNT I

Pennant

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 Telephone (800) 523-0650

The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company (collectively, “Penn Mutual”), after a review of their variable insurance product lines, and in light of current industry conditions and market trends, have determined to take steps to enhance the investment options available to their Contract Owners.  Penn Mutual seeks to improve these investment options by substituting four newly created portfolios (the “Replacement Funds”) for five separate portfolios representing three unaffiliated investment company complexes (the “Replaced Funds”).  This proposed transaction is referred to as the Substitutions.  Penn Mutual has undertaken the Substitutions because it believes they are in the best interests of Contract Owners.  Penn Mutual believes the new structure will result in greater growth in the Replacement Funds than would have occurred in the Replaced Funds, potentially resulting in economies of scale for Contract Owners and increased portfolio management flexibility.

Penn Series Funds, Inc. (“Penn Series”), which offers sixteen funds as investment options under Penn Mutual’s products, is organizing the Replacement Funds for Penn Mutual’s products.  Penn Mutual serves as administrative and corporate services agent for Penn Series.  Independence Capital Management, Inc., an affiliate of Penn Mutual, serves as investment adviser to Penn Series.  The Replacement Funds will have investment objectives and policies similar to the five Replaced Funds currently available to Contract Owners.

Subject to required action by the U. S. Securities and Exchange Commission (the “SEC”), Penn Mutual intends to substitute the Replacement Funds for the Replaced Funds.  Penn Mutual anticipates that immediately following the Substitutions, the expense ratios of the Replacement Funds will not be higher than those of the Replaced Funds and that the expense ratios of certain of the Replacement Funds may be lower than those of the corresponding Replaced Funds.  The proposed Substitutions, including the names of the investment managers, are set forth in the following table.

REPLACED FUND	INVESTMENT MANAGER OF THE REPLACED FUND	REPLACEMENT FUND	INVESTMENT MANAGER/SUB- ADVISER OF THE REPLACEMENT FUND
Fidelity Investments’ Variable Insurance Products Fund Equity-Income Portfolio	Fidelity Management & Research Company	Penn Series Value Fund	ICMI/To Be Determined
Fidelity Investments’ Variable Insurance Products Fund Growth Portfolio	Fidelity Management & Research Company	Penn Series Growth Fund	ICMI/ To Be Determined
Fidelity Investments’ Variable Insurance Products Fund II Asset Manager Portfolio	Fidelity Management & Research Company	Penn Series Balanced Fund	ICMI/ To Be Determined
Neuberger Berman Advisers Management Trust Balanced Portfolio	Neuberger Berman Management Inc./ Neuberger Berman, LLC	Penn Series Balanced Fund	ICMI/ To Be Determined
Van Kampen’s The Universal Institutional Funds, Inc. Emerging Markets Equity (International) Portfolio	Morgan Stanley Investment Management Inc./ Morgan Stanley Investment Management Company	Penn Series Emerging Markets Equity (International) Fund	ICMI/ Morgan Stanley Investment Management Company

Assuming the requested SEC approval is granted, the Substitutions will be effected on a date thereafter (the “Substitution Date”).  After the Substitution Date, Contract Owners who have assets allocated to the Replaced Funds will no longer be able to select a Replaced Fund(s) as an investment option.  For Contract Owners who have assets allocated to one or more of the Replaced Funds and have not transferred out of the Replaced Funds by the Substitution Date, Penn Mutual will automatically invest any monies in the Sub-Account in the relevant Replacement Fund.  After the Substitution Date, if you have not voluntarily transferred out of the Replaced Funds, you will be sent a written confirmation statement and notice informing you that the substitution into the relevant Replacement Fund has been carried out.

Without diminishing the number of free transfers that may be made in a given contract year and without the imposition of any transfer charge or limitation, other than any applicable limitations in place to deter potentially harmful excessive trading or disintermediation involving fixed accounts available with applicable Contracts, Contract Owners will have the opportunity to reallocate their account values once:

•                  prior to the Substitutions, from each Sub-Account investing in a Replaced Portfolio, and

•                  for 30 days after the Substitutions, from each Sub-Account investing in a Replacement Fund to Sub-Accounts investing in other funds available under their respective Contracts.

Updated information regarding the status of Penn Mutual’s application to the SEC for approval of the proposed Substitutions will be provided to Contract Owners in due course.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE